UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  09/19/2005

Kreisler Manufacturing Corporation
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-4036

DE	22-1044792
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

180 Van Riper Avenue, Elmwood Park, NJ 07407
(Address of Principal Executive Offices, Including Zip Code)

201-791-0700
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.    Entry into a Material Definitive Agreement

On July 1, 2005, the Company entered into a Consulting Agreement with Wallace N. Kelly, the Company's Chairman of the Board. From July 1, 2001 through June 30, 2005, Mr. Kelly was a direct employee of the Company. Mr. Kelly continues as the Company's Chairman of the Board. The Consulting Agreement is incorporated as part of Item 9.01 Financial Statements and Exhibits.

Item 9.01.    Financial Statements and Exhibits

Exhibit 10.7 - Consulting Agreement between Kreisler Manufacturing Corporation and Wallace N. Kelly.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Kreisler Manufacturing Corporation

Date: September 19, 2005.	By:	/s/ Edward A. Stern
Edward A. Stern
Co-President, Chief Financial Officer, Secretary and Treasurer

Exhibit Index

Exhibit No.	Description
EX-10.7	Consulting Agreement between Kreisler Manufacturing Corporation and Wallace N. Kelly